Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ignite Restaurant Group, Inc. (the “Company”) on Form 10-K for the period ended December 29, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond A. Blanchette, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2015

/s/ Raymond A. Blanchette, III
Raymond A. Blanchette, III
Chief Executive Officer